UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VCXB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) In connection with the preparation of 10X Capital Venture Acquisition Corp. III’s (the “Company”) condensed financial statements as of March 31, 2023, an error was identified related to the classification of a portion of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) on the Company’s audited balance sheet as of December 31, 2022 (the “Affected Period”). The error resulted in a misstatement of approximately $266.7 million between current liabilities and temporary equity on the Company’s consolidated balance sheet as of December 31, 2022.

On May 19, 2023, the audit committee (the “Audit Committee”) of the board of directors of the Company, after discussion with the Company’s management, concluded that the Company’s previously issued audited consolidated financial statements as of and for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) in the Annual Report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2022, and included in any reports, shareholder communications, related earnings releases, investor presentations or similar communications describing relevant portions of the Company’s audited financial statements for the year ended December 31, 2022, should no longer be relied upon. The Company intends to restate its consolidated financial statements for the Affected Period and include them in amended Form 10-K/A (the “Amended Form 10-K”) to be filed with the SEC. The Company intends to complete such restatement as soon as practicable.

The Company does not expect the changes described above to have any impact on its cash position or the balance held in its trust account.

The Company’s management has concluded that in light of the restatement described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Amended Form 10-K.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm.

Cautionary Statements Regarding Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including, without limitation, statements regarding the estimated impact related to the restatement on the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022 and the timing of the restatement and filing of the Amended Form 10-K with the SEC, are forward-looking statements. The words “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company is a blank check company with no operating history and no revenues; your only opportunity to affect your investment decision regarding a potential business combination may be limited to the exercise of your right to redeem your shares from the Company for cash; the reduced size of the Company’s Trust Account may make it more difficult for the Company to complete an initial business combination; NYSE may delist our securities from trading on its exchange; if the Company is deemed to be an investment company for purposes of the Investment Company Act of 1940, the Company would be required to institute burdensome compliance requirements and the Company’s activities would be severely restricted; and past performance by the Company’s management team and their affiliates may not be indicative of future performance of an investment in the Company. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and the Company’s other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this filing.

Any such forward-looking statements represent management’s estimates as of the date of this filing. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer

3